Exhibit 10.6

GMAC

TRANSFER OF LEASE OBLIGATION - CANADA

DATE: November 14, 2008
ACCOUNT NUMBER: 242-9120-65072                                 LESSEE: Con Shenher Insurance
VIN:    1GTHK23668F116143                       CO-LESSEE
Vehicle:  2008 GMC Sierra

The original Lessee and any Co-Lessee assign all of their rights and interest in this Lease Agreement (copy attached) to the person(s) named below as New Lessee and New Co-Lessee (if any).

The New Lessee and any New Co-Lessee agree to assume the obligations of this Lease Agreement (copy attached) and to perform all of those obligations.

The monthly payment will be  $1,002.78
This monthly payment is based on:

BASE MONTHLY PAYMENT         $911.62
GST/HST:                                               $45.58
PST/QST:                                               $45.58
OTHER:
MATURITY DATE. September 27, 2010
GMAC requires a processing fee of, $450.00 + $22.50 GST for the transfer.

Open recall number 07293 & 08142 (ECM EEPROM - REPROGRAM ECM) - NEEDS TO BE REPAIRED

GMAC LEASECO CORPORATION

By: /S/Nicholas Papadopoulos  GMAC
Name: Nicholas Papadopoulos
Date: 12/04/08 (Dec 04, 2008)

ORIGINAL LESSEE:	ORIGINAL CO-LESSEE
Signature: X /S/ Michael Shenher_____________	Signature: X_____________________________________
Name: Con Shenher Insurance and Investments Inc	Name:
Date: November 14, 2008	Date: November 14, 2008

NEW LESSEE	NEW CO-LESSEE

Signature: X /S/ Michael Shenher_____________	Signature: X /S/ Con Shenher_________________
Name: General Bio Energy Inc. o/a Canadian Green Fuels	Name: Conrad Michael Shenher
Date: November 14, 2008	Date: November 14, 2008

GMAC Leaseco Corporation
2400 – 10155 102 Street, Edmonton, AB   T5J 4G8
Telephone (780) 917-4700     Fax. (780) 970-5810